BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2025
BUSINESS ACQUISITION
BUSINESS ACQUISITION

4.BUSINESS ACQUISITION

On February 6, 2024, the Group completed the acquisition of approximately 77% of equity interest of W.D Technology Investment Group Limited, which is principally engaged in providing blue-collar recruitment services. The consideration of this acquisition was approximately US$52.7 million (approximately RMB374.3 million). The Group obtained control of the investee since it held majority of the investee’s equity interest and was entitled to assign majority of the board members, one of whom shall be the chief executive officer of the investee.

The acquisition was accounted for as a business acquisition using the acquisition method of accounting. The consideration of the acquisition was allocated based on the fair value of assets acquired and liabilities assumed as of the acquisition date as follows:

Amount
RMB
(In thousands)
Purchase consideration	374,306

Net assets acquired	208,412
Identifiable intangible assets acquired
—Customer relationships	94,000
—Trademarks	91,000
—Technology	80,000
—Non-compete agreements	13,000
Goodwill	839
Non-controlling interests	(112,945)
Total	374,306

Net assets acquired primarily consisted of cash and cash equivalents of RMB224.0 million, other receivables of RMB37.1 million, property, equipment and software of RMB43.3 million, and other payables and accrued liabilities of RMB104.6 million.

Goodwill arising from this acquisition was primarily attributable to future business growth expected to be achieved from the acquisition. Goodwill was expected to be non-deductible for income tax purposes.